Provident Investment Counsel Flexible Growth Fund
Provident Investment Counsel Small Cap Growth Fund

PROSPECTUS

Class I

February 28, 2008

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Provident Investment Counsel Flexible Growth Fund
Provident Investment Counsel Small Cap Growth Fund

Each, a series of Advisors Series Trust (the “Trust”)

Provident Investment Counsel, Inc. (the “Advisor”) is the investment advisor to the Funds.

This Prospectus sets forth basic information about the Provident Investment Counsel Flexible Growth Fund and Provident Investment Counsel Small Cap Growth Fund (each, a “Fund” and collectively, the “Funds”) that you should know before investing.  It should be read and retained for future reference.

The date of this Prospectus is February 28, 2008

Please find the Funds’ Privacy Notice inside the back cover
of this Prospectus.

Risk/Return Summary

Investment Objective, Principal Investment Strategies and Main Risks of the Funds

Investment Objective
The investment objectives for the Flexible Growth Fund and Small Cap Growth Fund (each, a “Fund” and collectively, the “Funds”) are long-term growth of capital.

Principal Investment Strategies
Each Fund’s principal investment strategy is described below:

Provident Investment Counsel Flexible Growth Fund

Strategy:  The Provident Investment Counsel Flexible Growth Fund (the “Flexible Growth Fund”) invests at least 80% of its total assets in the common stock of large-sized and medium-sized companies at the time of initial purchase.  The capitalization range of companies that are purchased for the Fund span a broad range going from the smallest company within the Russell Midcap® Growth Index (as of December 31, 2007, $624 million) to the largest capitalization company within the Russell 1000® Growth Index (as of December 31, 2007, $527.8 billion).  In selecting investments, the Advisor does an analysis of individual companies across this broad range, selecting those companies that have strong earnings revisions, quality management, and are leaders in their industry or peer group.  Depending on economic and stock market conditions, the Fund may shift significantly the average weighted market capitalization of the Fund’s holdings.  In all cases, the Advisor concentrates the Fund’s assets in companies that it believes to be the best prospects for future growth of earnings and revenues.

Provident Investment Counsel Small Cap Growth Fund

Strategy:  The Provident Investment Counsel Small Cap Growth Fund (the “Small Cap Growth Fund”) invests at least 80% of its total assets in the common stock of small-capitalization companies.  Small-capitalization companies are those with a market capitalization at the time of initial purchase in the range of $50 million to $1.5 billion and/or those companies whose market capitalization size is consistent with the current Russell 2000® Growth Index.  As of December 31, 2007, the market capitalization range of the Russell 2000® Growth Index was $47 million to $8.4 billion.  The Russell 2000® Growth Index may periodically change its capitalization range. In selecting investments, the Advisor does an analysis of individual companies and invests in those small-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.

Main Risks of Investing in the Funds

By themselves, the Funds are not complete, balanced investment plans.  The Funds also cannot guarantee that they will reach their investment objectives.  As with all mutual funds, there is the risk that you could lose money on your investment in the Funds.  For example, the following risks could affect the value of your investment:

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•	Management Risk – the skill of the Advisor in selecting appropriate stocks for the Funds can affect the Funds’ ability to achieve their investment objectives.

•	Market Risk – the value of the Funds’ investments is determined by the volatility or fluctuation of the stock market and can affect the Funds’ ability to achieve their investment objectives.

•
Equity Risk – the value of stocks can fluctuate due to conditions beyond the control of the Advisor such as industry instability and general volatility of the stock market, which can greatly affect the Funds’ ability to achieve their investment objectives.

•	Growth Company Risk – the stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

•	Small and Medium Companies Risk – investing in securities of small and medium sized companies may involve greater volatility than investing in larger and more established companies.

Who May Want to Invest

Flexible Growth Fund
The Flexible Growth Fund may be appropriate for investors who are seeking capital appreciation through a portfolio consisting of common stock of large and medium-size companies and who are willing to accept the greater risk of investing in such companies.

Small Cap Growth Fund
The Small Cap Growth Fund may be appropriate for investors who are seeking capital appreciation through a portfolio consisting of common stock of small-size companies and are willing to accept the greater risk of investing in such companies.

Performance

Flexible Growth Fund
On July 1, 2004, the Flexible Growth Fund changed its name and share class from Provident Investment Counsel Mid Cap Fund, Class B (the “Mid Cap Fund”) to Provident Investment Counsel Flexible Growth Fund, Class I.  The Flexible Growth Fund also changed certain investment strategies and policies.  Both the bar chart and table below reflect the performance of the Flexible Growth Fund for periods on and after July 1, 2004,and that of the Mid Cap Fund for periods prior to July 1, 2004.  The bar chart and table demonstrate the risks of investing in the Fund by showing changes in the Flexible Growth Fund’s performance from year to year and how the Fund’s average annual returns compared over time with those of the Russell 1000®Growth Index.  Unless otherwise indicated, the bar chart and table assume reinvestment of dividends and distributions.  Performance reflects fee waivers in effect for certain periods.  If these fee waivers were not in place, the Fund’s performance would be reduced.  Past performance (before and after taxes) is not necessarily an indication of future performance.  Average annual returns may have been lesser or greater if the Flexible Growth Fund (formerly Mid Cap Fund) was managed pursuant to current investment strategies.

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*
The Provident Investment Counsel Mid Cap Fund began operations on March 31, 1999, as a mutual fund organized as a series of PIC Investment Trust, a Delaware statutory trust (the “Predecessor Mid-Cap Fund”), and reorganized into the Mid Cap Fund as a newly formed series of Advisors Series Trust (the “Trust”) as of December 22, 2003.

The bar chart above does not reflect sales charges, which would lower the returns shown.

During the periods shown, the Flexible Growth Fund’s best performance for a quarter was 26.22% (for the first quarter 2000).  The Flexible Growth Fund’s worst performance was -30.88% (for the third quarter 2001).

Average Annual Total Returns
(for the periods ended December 31, 2007)

	1 Year	5 Year(3)	Since Inception March 31, 1999(3)
Flexible Growth Fund
Return Before Taxes	22.01%	17.21%	9.51%
Return After Taxes on Distributions(1)	22.01%	17.21%	9.40%
Return After Taxes on Distributions and Sale of Fund Shares	14.30%	15.22%	8.41%
Russell 1000®Growth Index(2) (reflects no deduction for fees, expenses, or taxes)	11.81%	12.11%	-0.15%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may different from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such a s 401(k) plans or IRAs.

(2)	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

(3)	Returns shown include those of the Predecessor Mid-Cap Fund and the Mid Cap Fund.

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Small Cap Growth Fund
The Provident Investment Counsel Small Cap Growth Fund I (the “Predecessor Small Cap Growth Fund”) began operations on September 30, 1993, and the Provident Investment Counsel Small Company Growth Fund A (the “Predecessor Small Company Growth Fund”) began operations on February 3, 1997, each as a mutual fund organized as a series of PIC Investment Trust, a Delaware statutory trust.  The Funds were reorganized into Class I and Class A of Provident Investment Counsel Small Cap Growth Fund, a series of Advisors Series Trust, a Delawarestatutory trust, on December 22, 2003.  The Provident Investment Counsel Small Cap Growth Fund, Class A shares were converted to Class I shares on June 29, 2007.

The bar chart and table below reflect the Small Cap Growth Fund’s performance after the reorganization and the Predecessor Small Cap Growth Fund’s performance prior to the reorganization.  The bar chart and table demonstrate the risks of investing in the Fund by showing changes in performance from year to year and how the average annual returns compare over time with those of the Russell 2000® Growth Index.  Unless otherwise indicated, the bar chart and table assume reinvestment of dividends and distributions.  Performance reflects fee waivers in effect for certain periods.  If these fee waivers were not in place, the Predecessor Small Cap Growth Fund’s performance would be reduced.  Past performance (before and after taxes) is not necessarily an indication of future performance.

*	Prior to December 22, 2003, the Predecessor Small Cap Growth Fund was a series of PIC Investment Trust.

During the periods shown, the Fund’s best performance for a quarter was 57.76% (for the fourth quarter 1999).  The Fund’s worst performance was -27.77% (for the third quarter 2001).

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Average Annual Total Returns
(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
Small Cap Growth Fund(1)
Return Before Taxes(2)	14.96%	16.29%	7.50%
Return After Taxes on Distributions	4.50%	13.92%	4.72%
Return After Taxes on Distributions and Sale of Fund Shares (3)	21.41%	14.15%	5.58%
Russell 2000® Growth Index() (reflects no deduction for fees, expenses, or taxes)	7.05%	16.50%	4.32%

(1)	Prior to December 22, 2003, the Predecessor Small Cap Growth Fund was a series of PIC Investment Trust.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may different from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such a s 401(k) plans or IRAs.

(3)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

(4)	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees
(fees paid directly from your investment)
	Flexible Growth Fund	Small Cap Growth Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales (load) charge (as a percentage of purchase or sale price, whichever is less)	None	None
Redemption fee(1)	1.00%	1.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
	Flexible Growth Fund	Small Cap Growth Fund
Management Fee	0.70%	0.80%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses (2)	7.92%	0.58%
Acquired Fund Fees and Expenses (“AFFE”) (3)	0.00%	0.02%
Total Annual Fund Operating Expenses	8.62%	1.40%
Expense Reimbursements/Recoupment	-7.67%	-0.38%
Net Annual Fund Operating Expenses with AFFE (4)	0.95%	1.02%

(1)
Shareholders of the Funds will be charged a 1.00% fee on redemptions made within 30 days of purchase. Shareholders will be charged a fee by the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) for outgoing wire transfers, returned checks and stop payment orders.

(2)	The table above and the examples below reflect the actual expenses of the Funds and include custodian, transfer agency, and other customary expenses.

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(3)
AFFE represents the pro rata expenses indirectly incurred by the Funds as a result of investing their cash in unaffiliated money market funds that have their own expenses. AFFE are not used to calculate a Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section in this Prospectus.  Without the AFFE, the Net Annual Fund Operating Expenses would have been  1.00% for the Small Cap Growth Fund.

(4)
The Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses in order to limit each Fund’s Total Annual Fund Operating Expenses (excluding AFFE, interest, taxes and extraordinary expenses) to 0.95% for the Flexible Growth Fund and 1.00% for the Small Cap Growth Fund (the “Expense Cap”).  The duration of this contract is indefinite and may be terminated only by the Trust’s Board of Trustees determination that the Expense Cap is no longer in the best interests of each Fund and its shareholders.  In turn, the Advisor is permitted to seek reimbursement from each respective Fund, subject to limitations, for fees it waived and Fund expenses it paid.  Under this expense reimbursement agreement, the Advisor is permitted to seek reimbursement for three years from the date fees were waived or reimbursed.  Without the expense reimbursement/recoupment, the Total Annual Fund Operating Expenses would be 8.62% for the Flexible Growth Fund and 1.40% for the Small Cap Growth Fund.

Examples:These examples are to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses have remained the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Flexible Growth Fund	$97	$303	$525	$1,166
Small Cap Growth Fund	$104	$325	$563	$1,248

Investment Objectives, Principal Investment Strategies and Risks

Investment Objectives

Flexible Growth Fund
The Flexible Growth Fund’s investment objective is long-term growth of capital.

To achieve its investment objective, the Fund primarily invests in the common stock of large and medium-sized companies.  Under normal market conditions the Advisor will invest at least 80% of the Flexible Growth Fund’s total assets in these securities.  The Flexible Growth Fund has flexibility, however, to invest the balance of its total assets in other market capitalizations and types of securities.

Small Cap Growth Fund
The Small Cap Growth Fund’s investment objective is long-term growth of capital.

To achieve its investment objective, the Fund primarily invests in the common stock of small companies.  Under normal market conditions the Advisor will invest at least 80%, and normally at least 95%, of the Fund’s total assets in these types of securities.  The Fund has flexibility, however, to invest the balance of its total assets in other market capitalizations and types of securities.

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Principal Investment Strategies

The Advisor supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. The Advisor’s research professionals meet personally with the majority of the senior officers of the companies in the Funds to discuss their abilities to generate strong revenue and earnings growth in the future.

The Advisor’s investment professionals focus on individual companies rather than trying to identify the best market sectors going forward.  This is often referred to as a “bottom-up” approach to investing.  The Advisor seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales growth.  Companies that demonstrate catalysts for growth, significant management ownership of stock, strong management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive.  Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

Sell and review disciplines are an integral part of the investment decision-making process of the Advisor.  The Advisor’s holdings are monitored daily and are discussed each week at a formal investment group meeting.  During such meeting, the securities held in the Funds’ portfolios are analyzed on a qualitative, quantitative, and valuation basis to arrive at specific buy, sell or cutback decisions.

The majority of the Advisor’s sell decisions are triggered when there is a fundamental change in a company, or when a strategic shift takes place in the overall portfolio.  A sell decision regarding a security held in the Funds’ portfolios is often made when:

•	The security meets or exceeds the Advisor’s price target;
•	The security declined significantly in relative earnings strength or price strength;
•	The security is of a company that experienced negative earnings revisions; and/or
•	The security has become a bottom decile price performer.

The Funds seek to spread investment risk by diversifying their holdings among many companies and industries.  The Advisor normally invests the Funds’ assets in accordance with their principal investment strategies to achieve their investment objectives.  If the Advisor believes that market conditions warrant a temporary defensive posture, the Funds may invest without limit in high quality, short-term debt securities and money market instruments.  At such times, the Funds would not be seeking long-term growth of capital.  Furthermore, to the extent that the Funds invest in money market mutual funds, there will be some duplication of expenses because the Funds would bear their pro rata portion of such investment companies’ advisory fees and operational expenses.

The Funds invest to a limited degree in securities of non-U.S. issuers (“foreign issuers”), but are authorized to invest up to 20% of their total assets in such securities.  Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

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The Principal Risks of Investing in the Funds

By themselves, the Funds are not complete, balanced investment plans.  The Funds also cannot guarantee that they will reach their investment objectives.  As with all mutual funds, there is the risk that you could lose money on your investment in the Funds.  For example, the following risks could affect the value of your investment:

Management Risk:  The skill of the Advisor will play a significant role in the Fund’s ability to achieve its investment objective. The Funds’ ability to achieve their investment objectives depends on the ability of the Advisor to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods. In addition, the Funds’ ability to achieve their investment objectives depends on the Advisor’s ability to select stocks, particularly in volatile stock markets. The Advisor could be incorrect in its analysis of industries, companies and the relative attractiveness of growth stocks and other matters.

Market Risk:  The Funds are designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the Funds’ shares will fluctuate due to the movement of the overall stock market or of the value of the individual securities held by the Funds.

Equity Risk:  As with all equity funds, the risks that could affect the value of the Funds’ shares and the total return on your investment include the possibility that the equity securities held by the Funds will experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.  This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Growth Company Risk: Because of their perceived growth potential, growth stocks are typically in demand and it may be difficult to purchase them at an attractive price. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potential and broader economic activities. If the Funds’ growth stocks do not produce the predicted earnings growth, their share price may drop and the Funds’ net asset values (“NAV”) may decline.

Small and Medium-Sized Company Risk: Investing in securities of small and medium-sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.  Securities of those companies may have limited market liquidity and their prices may be more volatile.

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Foreign Investments Risk: The Funds may invest in securities of foreign issuers (“foreign securities”).  Investments in foreign securities involve risks that are not typically associated with domestic securities.  The performance of foreign securities depends on different political and economic environments and other overall economic conditions than domestic securities.  Changes in foreign currency exchange rates will affect the values of investments quoted in currencies other than the U.S. dollar.  Less information may be publicly available about foreign issuers.  Foreign stock markets have different clearance and settlement procedures, and higher commissions and transaction costs, than U.S. markets.  Certain other adverse developments could occur, such as expropriation or confiscatory taxation, political or social instability, or other developments that could adversely affect the Funds’ investments and their ability to enforce contracts.

Management

Provident Investment Counsel, Inc. is the investment advisor to the Funds.  The Advisor’s address is 300 North Lake Avenue, Pasadena, California 91101.  The Advisor traces its origins to an investment partnership formed in 1951.  The Advisor is owned by Old Mutual (US) Holdings, Inc., commonly known as Old Mutual Asset Management.  Old Mutual Asset Management is part of London-based Old Mutual plc, one of the world’s leading financial institutions.  An investment committee of the Advisor formulates and implements an investment program for the Funds, including determining which securities should be bought and sold.

The Funds pay an investment advisory fee to the Advisor for managing the Funds’ investments.  For its services, the Advisor is entitled to receive an annual fee of 0.70% of the Flexible Growth Fund’s average daily net assets and 0.80% of the Small Cap Growth Fund’s average daily net assets.  For the fiscal year ended October 31, 2007, the Advisor was paid 0.45% of the Small Cap Growth Fund’s average daily net assets, net of waiver.  During the same period, the Advisor waived its entire management fee from the Flexible Growth Fund.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board” or “Board of Trustees”) approval of the Advisor’s investment advisory agreement for the Funds is available in the Funds’ semi-annual report dated April 30, 2007 for the period November 1, 2006, through April 30, 2007.

Portfolio Managers

The following individuals are responsible for the day-to-day investment decisions for the Funds:

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Flexible Growth Fund

Susan J. Perkins, CFA — Ms. Perkins is a managing director and a lead portfolio manager with research responsibilities specializing in the health care and financials sectors.  Ms. Perkins has been in the investment industry since 1981.  Prior to joining the Advisor in 1999, she was a portfolio manager and analyst with ARCO Investment Management Co.  She also held positions as the director of southeast research at Raymond James & Associates, and a vice president of E.F. Hutton & Co. Ms. Perkins earned her BS from the University of Vermont and an MBA from the Stern School of Business at New York University. She is a Chartered Financial Analyst and a member of the CFA Institute.

Sean C. Kraus, CFA — Mr. Kraus is a senior vice president and a lead large cap portfolio manager with research responsibilities specializing in the information technology and energy sectors.  He has been in the investment industry since 1996.  Prior to joining the Advisor in 2000, he acted as a business consultant for multiple technology startups.  Before that, Mr. Kraus was an associate with Lehman Brothers’ equity research in New York where his focus was on growth companies and the information technology services sector.  He holds a BA degree from Johns Hopkins University, an MBA (with a triple major) from Northwestern University, and a JD from Emory University School of Law.  Mr. Kraus was awarded membership in the Beta Gamma Sigma Honor Society at Northwestern University for his academic performance.  He is a Chartered Financial Analyst and a member of the CFA Institute.  In addition, Mr. Kraus is a member of the Los Angeles Society of Financial Analysts (LASFA) and the State Bar of California.

Small Cap Growth Fund

Ned W. Brines, CFA — Mr. Brines is a senior vice president and a lead small-cap portfolio manager with research responsibilities. He has been in the investment industry since 1986. Prior to joining the Advisor in 2001, he worked for Roger Engemann & Associates, Inc. (REA) as co-portfolio manager of the Phoenix Engemann Aggressive Growth Fund and REA Private Client Group. In addition, he also managed the Phoenix Engemann Focus Growth Fund. Mr. Brines holds a BS degree from San Diego State University and graduated (with honors) with an MBA from the University of Southern California. He is a Chartered Financial Analyst and a member of the CFA Institute.

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Andrew J. Pearl, CFA — Mr. Pearl is a managing director and a lead small-cap portfolio manager with research responsibilities. Mr. Pearl has been in the investment industry since 1988, and first joined the Advisor in 1992. Prior to joining the Advisor, Mr. Pearl spent four years at Relco Industries as a finance director negotiating joint ventures and institutional financing. He also practiced corporate and real estate law in the mid 1980s at two California law firms. A graduate of Cornell University, Andrew holds a BA degree (magna cum laude) with emphasis in economics and government. He also holds a JD (magna cum laude) from Harvard Law School. Mr. Pearl is a Chartered Financial Analyst and a member of the CFA Institute. In addition, he is a member of the Los Angeles Society of Financial Analysts (LASFA) and the State Bar of California.

Barry B. Burch — Mr. Burch is a senior vice president and a portfolio manager with research responsibilities.  Mr. Burch has been in the investment industry since 1993.  Prior to joining the Advisor in 2001, he worked for Dresdner RCM Global Investors as an analyst and assistant portfolio manager for its small-cap and micro-cap teams. He also worked as a senior analyst for Chase Manhattan Corporation and as a financial consultant for Goldman Sachs & Co. He holds a BA degree (cum laude) in economics from Carleton College and an MBA from Stanford Graduate School of Business.

David J. Furth, CFA— Mr. Furth is a vice president and small cap portfolio manager with generalist research responsibilities for small cap growth stocks.  Mr. Furth has been in the investment industry since 1986.  He began his investment career with Duff & Phelps as an equity analyst and assistant portfolio manager in 1986.  He first joined Provident Investment Counsel as an equity analyst in 1991 before leaving to join Cypress Partners, a hedge fund, in 1994.  In 2006, Mr. Furth rejoined the Advisor.  Mr. Furth holds an AB degree from Stanford University and an MBA from Kellogg School of Management at Northwestern University.  He is a Chartered Financial Analyst and a member of the CFA Institute.

Nick A. Blankl, CFA— Mr. Blankl is a senior vice president and small cap portfolio manager with generalist research responsibilities for small cap growth stocks.  Prior to joining Provident Investment Counsel in 2000, his investment experience included an investment management internship at Nicholas Applegate Capital Management and five years as a regional sales manager and national marketing manager for Schwan’s Sales Enterprises.  Mr. Blankl holds a BBA degree from Loyola Marymount University and an MBA in finance from the University of Southern California.  He is a Chartered Financial Analyst and a member of the CFA Institute and the Los Angeles Society of Financial Analysts (LASFA).

The Funds’ Statement of Additional Information (the “SAI”) provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.

Description of Class

The Trust has adopted a multiple class plan that allows the Funds to offer one or more classes of shares for the Funds.  This Prospectus offers Class I shares for each of the Funds.

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With Class I shares, you will not pay a sales charge when you initially invest in the Funds, however, if you redeem your shares within 30 days of investing, you will be charged a redemption fee equal to 1.00% of the amount redeemed.  The Funds’ Class I shares do not impose a Rule 12b-1 fee against the shares of the class.

Ways to Set Up Your Account

Types of Accounts

Individual or Joint Tenant for your General Investment Needs
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement
To shelter your retirement savings from taxes.

Retirement plans allow individuals to shelter investment income and capital gains from current taxes.  In addition, contributions to these accounts may be tax deductible.  Retirement accounts require special applications and typically have lower minimums.

•
Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 ½ with earned income to invest up to $4,000 for tax year 2007 and $5,000 for subsequent tax years ($6,000 for individuals 50 or over).

•	Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

•
Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $50,000 for tax year 2008.

•
Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

•
403(b) Custodial Accounts are available to employees of most tax-exempt institutions, including schools, hospitals and other charitable organizations.  These accounts need to be established by the trustee of the plan.

•	401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

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Gifts or Transfers to Minor
(UGMA, UTMA)
To invest for a child’s education or other future needs.

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $12,000 a year per child without paying federal gift tax.  Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

Trust
For money being invested by a trust.

The trust must be established before a trust account can be opened.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups.

Accounts for a business or organization do not require a special application.

Calculation of Net Asset Value

Shares of each Fund are sold at NAV, which is determined by the Fund as of the close of regular trading (generally, 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays.

Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests.  The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities/ # of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management, administration and shareholder servicing fees, which are accrued daily.

Each Fund’s portfolio investments are valued according to market value.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board of Trustees.  The Board will periodically review the reliability of the Funds’ fair value methodology.

How to Buy Shares

The price you will pay to buy Fund shares is based on the Funds’ NAV.  Shares are purchased at the next NAV calculated after your investment is received in good order.  “Good order” purchase requests means that your purchase request includes:

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•	The name of the Fund;
•	The dollar amount of shares to be purchased;
•	An accurately completed application or investment stub; and
•	A check payable to “Provident Investment Counsel Mutual Funds.”

Initial Investment – Mail or Overnight Delivery

If you wish to open an account by mail, a completed application is required along with your check.  Please send a purchase request, in good order, and a completed application to:
By Mail: Provident Investment Counsel Mutual Funds [Name of Fund] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	By Overnight Delivery: Provident Investment Counsel Mutual Funds [Name of Fund] c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

Subsequent Investments – Mail or Overnight Delivery

If you wish to make a subsequent investment by mail or overnight delivery, please send a purchase request, in good order, to the address above.

NOTE:	The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application.  Retirement investing also involves its own investment procedures.  Call 1-800-618-7643 for more information and a retirement application.

Initial Investment – By Wire

If you wish to open an account by wire, a completed application is required before your wire payment can be accepted by the Transfer Agent.  You can mail or overnight deliver your account application to the Transfer Agent at the address above.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire payment. Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #:  075000022

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Credit:  U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further Credit:  (name of the Fund)
(your name or the title on the account)
(your account #)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments - By Wire

Before sending your wire payment, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of the wire payment.

For further questions regarding investing by wire, please contact the Transfer Agent at 1-800-618-7643.

Additional Purchase Information

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-800-618-7643 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Minimum Investments

The table below illustrates the minimum initial and subsequent investment amounts applicable to each Fund.  The Funds may, at their discretion, waive the minimum investment amounts for any investor.

To Open an Account	$ 1 million

For automatic investment plans	$ 1 million
For retirement accounts	$ 100

To Add to an Account	$ 100
Through automatic investment plans	$ 100
For retirement plans	$ 100

Minimum Balance	$ 1,000
For retirement accounts	$ 500

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How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.  Your shares will be sold at the next NAV calculated after your order is received by the Transfer Agent with your name, account number and amount to be redeemed and meeting all the requirements discussed in this Prospectus.

To sell (redeem) shares in a non-retirement account, you may use any of the methods described on these two pages.  If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain redemption requests must include a signature guarantee.  It is designed to protect you and the Funds from fraud.  Your request must be made in writing and include a signature guarantee if any of the following situations apply:

•	You wish to redeem in excess of $100,000 worth of shares;

•	When redemption proceeds are sent to any person, address or bank account not on record;

•	If ownership is changed on your account;

•	When establishing or modifying certain services on an account;

•	Written requests to wire redemption proceeds (if not previously authorized on the account); and/or

•	If a change of address was received by the Transfer Agent within the last 15 days.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

Selling Shares in Writing

To sell (redeem) shares in writing, send a “letter of instruction” to the Transfer Agent at the address listed below that includes:

•	Your name;

•	Your Fund account number;

•	The dollar amount or number of shares to be redeemed; and

•	Any other applicable requirements listed under “Important Redemption Information.”

Unless otherwise instructed, the Transfer Agent will send a check to the address of record.

Payment of shares redeemed will typically be sent to you on the next business day, but no later than the seventh calendar day after the receipt of the redemption request.  If any portion of shares requested to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected. This may take up to twelve calendar days from the purchase date.

Mail your letter to:
Provident Investment Counsel Mutual Funds
[Name of Fund]
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Other Important Redemption Information

	Account Type	Special Requirements

Phone 1-800-618-7643	All account types except retirement. Retirement account redemptions must be made in writing.
* Your telephone call must be received by 4 p.m. (Eastern time) to be redeemed on that day (minimum request $1,000/maximum request $100,000).  You must sign up for the telephone redemption feature before using it.
* Your proceeds may be mailed to the address of record, wired to your bank account of record, or be sent via electronic funds transfer through the Automated Clearing House (“ACH”) network, also to the bank account of record.  Wires are subject to a $15 fee.  You will not incur any charge when proceeds are sent via the ACH network and credit is usually available in two to three days.
* Once a telephone transaction has been placed, it cannot be canceled or modified.

Mail or in Person	Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA	* The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

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Account Type	Special Requirements
Retirement Account
* The account owner should provide a letter of instruction and must indicate on the request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

	Trust	* The trustee must sign the letter indicating capacity as trustee. Additional documentation may be necessary. We suggest that you call 1-800-618-7643 before submitting your redemption request.

	Business or Organization	* At least one person authorized by corporate resolution to act on the account must sign the letter.

* Include a corporate resolution with corporate seal or a signature guarantee.

	Executor, Administrator,	* Call 1-800-618-7643 for instructions.
Conservator, Guardian

Wire	All account types except retirement. Retirement account redemptions must be made in writing.	* You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-618-7643. Minimum redemption by wire: $1,000.

* Your wire redemption request must be received by the Fund before 4 p.m. Eastern time for money to be wired the next business day.

* You will be charged a $15 fee for each wire redemption.

Redemption Fee.  The Funds impose a 1.00% redemption fee (the “Redemption Fee”) on redemptions or exchanges of shares held for less than 30 days.  The fee is deducted from your proceeds and is retained by the Funds for the benefit of their long-term shareholders.

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In-Kind Purchases and Redemptions.  The Funds reserve the right to redeem your shares “in kind.”  For example, if you redeem a large number of shares and the Funds are unable to sell securities to raise cash, the Funds may send you a combination of cash and a share of the Funds’ securities.  The Funds do not expect to redeem-in-kind except in unusual circumstances.  This means that the Funds may pay redemption proceeds by a distribution of securities held in the Funds’ portfolios, not cash.  If the Funds pay your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  The Funds also reserve the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

Householding.  In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-618-7643 to request individual copies of these documents.  Once the Funds receive notice to stop householding we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Investor Services

The Funds provide a variety of services to help you manage your account.

Information Services

The Funds’ telephone representatives can be reached at 1-800-618-7643.

Statements and reports that the Funds send to you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration);
•	Annual and semiannual shareholder reports (every six months); and
•	Quarterly account statements.

Portfolio Holdings Information

The Funds’ portfolio holdings are disclosed on a regular basis in their Semi-Annual and Annual Reports to shareholders as well as Form N-Q which is filed with the SEC within 60 days of the end of the Funds’ first and third fiscal quarter.  In addition, the Funds disclose complete calendar quarter-end portfolio holdings on the Funds’ website at http://www.provnet.com/investing/mutual.asp with at least a 15 calendar day lag for the Flexible Growth Fund and at least a 30 calendar day lag for the Small Cap Growth Fund.  A Fund may experience up to a 45 calendar day lag in the disclosure of its complete calendar quarter-end portfolio holdings if it is determined that early disclosure could be harmful to the Fund.  The calendar quarter-end portfolio holdings for a Fund will remain posted on the website until updated with required regulatory filings with the SEC.  Portfolio holdings information posted on the Funds’ website may be separately provided to any person commencing the day after it is first published on the website.  A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.  The Annual and Semi-Annual Reports will be available by contacting Provident Investment Counsel Mutual Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or calling 1-800-618-7643.

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Transaction Services

Exchange Privilege

You may exchange your Class I shares of one Fund and buy Class I shares of the other Fund by telephone or in writing.  Note that only four exchanges are permitted per calendar year.  See “Shareholder Account Policies.”

Automatic Investment Plans

The Funds offer convenient services that let you transfer money into your Fund account automatically from your bank checking or savings account.  Investments can be made on a monthly or quarterly basis, in amounts of $100 or more.  If a regularly scheduled investment falls on a weekend or holiday, the investment will occur on the next business day.  In order to participate in the plan, your financial institution must be a member of the ACH network.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the plan, please complete the Automatic Investment Plan (“AIP”) section on the account application or call the Transfer Agent at 1-800-618-7643.  Certain restrictions apply to retirement accounts.  Any request to change or terminate your AIP should be submitted to the Transfer Agent five days prior to the effective date of the transfer.

Tools to Combat Frequent Transactions

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Funds’ performances. The Funds take steps to reduce the frequency and effect of these activities in the Funds.  These steps include imposing a redemption fee, monitoring trading activity and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that the Funds believe is consistent with shareholder interests.

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Redemption Fees
The Funds charge a 1.00% redemption fee on the redemption of Fund shares held for less than 30 days.  This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares.  The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from your proceeds and is retained by each Fund for the benefit of its long-term shareholders.  Redemption fees will not apply to shares acquired through the reinvestment of dividends. Exchange transactions between the Funds are exempt from redemption fees.  Although the Funds have the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

Trading Restrictions
Currently, the Funds limit exchanges between Provident Investment Counsel Mutual Funds to four exchanges per calendar year.  The Funds reserve the right to temporarily or permanently terminate the exchange privilege.

Monitoring Trading Practices
The Funds monitor selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is severely limited because the Funds do not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, Quasar Distributors, LLC, the Funds’ distributor, on behalf of the Funds, has entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that the Funds can enforce their short-term trading policies.  Information received from financial intermediaries on omnibus accounts will not be used for any other purpose except for compliance with SEC rules.

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Fair Value Pricing
The Funds employ fair value pricing selectively to ensure greater accuracy in their daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor to the Fund does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed by the Board.  There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that each Fund’s NAV is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Funds may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.  Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Advisor believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

Shareholder Account Policies

Dividends, Capital Gains and Taxes

The Funds normally distribute substantially all of their income and capital gains, if any, to shareholders each year in December, but the Funds may make additional payments of income or capital gains if they deem it desirable at another time during any year.

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Distribution Options

When you open an account, specify on your application how you want to receive your distributions.  If the option you prefer is not listed on the application, call 1-800-618-7643 for instructions.  The Funds offer three options:

1.
Reinvestment Option.  Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Funds.  If you do not indicate a choice on your application, you will be assigned this option.

2.	Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3.	Cash Option. You will be sent a check for your dividend and capital gain distributions.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the Funds’ then current net asset values and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested.  When you are over 59 ½ years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV at the close of business on that day.  Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Funds’ net income and capital gains on their investments.  The Funds pass their net income and capital gains along to investors as distributions, which are taxed as ordinary income, or qualified dividend income or long-term capital gains, as described below.  Every January, the Funds will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions.  Provided that you hold your Fund shares as capital assets, your redemptions are subject to capital gains tax.  A capital gain or loss is generally the difference between the cost of your shares and the price you receive when you sell them. Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

Whenever you sell shares of the Funds, the Funds will send you a confirmation statement showing how many shares you sold and at what price.  You will also receive a consolidated transaction statement every January.  However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid.  Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

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Tax Issues.  The Funds have elected, and intend to continue to qualify, to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of their net investment income and net capital gains to their shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of assets.  Accordingly, the Funds generally will not be liable for federal income tax or excise tax based on net income except to the extent their earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code.  If the Funds are unable to meet certain Code requirements, they may be subject to taxation as corporations.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors receive from the Funds are considered ordinary income.  Part of the distributions paid by the Funds may be eligible for the dividends-received deduction allowed to corporate shareholders under the Code.  Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of the Funds are treated by shareholders as long-term capital gains regardless of the length of time the Funds’ shares have been owned.  Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Funds.

Part of the Funds’ investment income may be subject to foreign income taxes that are withheld at the source.  If the Funds meet certain requirements under the Code, they may pass through these foreign taxes to shareholders, who may then claim, subject to applicable limitations, a credit or deduction against their own taxes for their share of foreign taxes paid.

Special rules apply to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010.  If you are an individual, any such ordinary income dividend that you receive from aFund generally will be eligible for taxation at the rates applicable to long-term capital gains to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

By law, the Funds must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service (the “IRS”) instructs the Funds to do so.

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The Funds will inform their investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends.  Investors (including tax exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Funds.  Additional information on tax matters relating to the Funds and their shareholders is included in the Statement of Additional Information.

Other Transaction Matters

Federal Income Tax.  When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to federal income tax withholding for failing to report income to the IRS.  If you violate IRS regulations, the IRS can require the Funds to withhold federal income taxes from your taxable distributions and redemptions.

You may initiate many transactions by telephone. Before acting on instructions received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  These procedures will include recording the telephone call and asking the caller for a form of personal identification.  If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone transaction request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized requests.

The Funds reserve the right to suspend the offering of shares for a period of time.  The Funds also reserve the right to reject any specific purchase order, including certain purchases by exchange.  See “Exchange Privilege.”  Purchase orders may be refused if, in the Advisor’s opinion, they would disrupt management of the Funds.

Please note this about purchases:

•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks;

•
The Funds do not accept cash, third-party checks, U.S. Treasury checks, credit card checks, travelers’ checks, money orders and starter checks.  Cashier’s checks in amounts of less than $10,000 are also not accepted for the purchase of shares.  The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment;

•
If your check does not clear, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You will also be responsible for any losses suffered by the Funds as a result; and

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•	Shares of the Funds have not been registered for sale outside the United States.

Broker Transactions.  You may buy shares of the Funds or sell them through a broker, who may charge you a fee for this service.  If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with the Funds may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Funds are priced on the following business day.  If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

Redemption proceeds are generally paid by check.  However, at your request, the Transfer Agent will wire redemption proceeds of $1,000 or more to your bank account.  Requests for redemption by wire should include the name, location and ABA or bank routing number of the designated bank, and your bank account number.  There is a $15 fee for redemptions by wire.  Proceeds may also be sent via electronic funds transfer through the ACH network to your bank account of record.  If you have redemption proceeds sent via ACH, you will not incur any charge, but credit may not be available until two to three days following the redemption.

•	Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Funds, it may take up to seven days to pay you;

•	Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC;

•
The Funds reserve the right to deduct an annual maintenance fee of $15 from accounts with a value of less than $1,000.  Accounts opened after September 30 will not be subject to the fee for that year.  The fee, which is payable to the Funds, is designed to offset in part the relatively higher cost of servicing smaller accounts;

•
The Funds also reserve the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer ($500 for retirement accounts). The Funds will give you 30 days’ prior notice of their intention to close your account; and

•
Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not, this type of redemption will be subject to federal income tax withholding.

Please note this about exchanges:

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As a shareholder, you have the privilege of exchanging shares of the Funds.  However, you should note the following:

•	The Fund you are exchanging into must be registered for sale in your state;

•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;

•	Before exchanging into a Fund, read its information in this Prospectus;

•	Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss;

•
Because excessive trading can hurt Fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year;

•
Each Fund reserves the right to refuse exchange purchases by any person or group if, in the Advisor’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected; and

Revenue Sharing Arrangement. The Advisor, out of its own resources and not out of Funds’ assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees and other fees paid by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses section of the Prospectus.

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FINANCIAL HIGHLIGHTS

Flexible Growth Fund

This table shows the Flexible Growth Fund and Predecessor Mid-Cap Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  For the applicable periods shown, the Predecessor Mid-Cap Fund invested in securities of its corresponding master portfolio.  “Total return” shows how much your investment in the Fund and Predecessor Mid-Cap Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions.  This information has been audited by Tait, Weller & Baker LLP for the fiscal years ended October 31, 2004 through 2007, and by another independent registered public accounting firm for the fiscal year ended October 31, 2003.  The independent registered public accounting firm’s reports along with the Fund’s and the Predecessor Mid-Cap Fund’s financial statements, are included in the Annual Report, which is available upon request.

PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND

For a share outstanding throughout each year

	Year ended October 31,
	2007	2006	2005	2004 *+	2003 *

Net asset value per share, beginning of year	$22.14	$20.34	$17.06	$17.62	$12.85
Income from investment operations:
Net investment loss	(0.09)^	(0.10)	(0.05)	(0.26)	(0.29)
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	6.41	1.90	3.33	(0.30)	5.06
Total income (loss) from investment operations	6.32	1.80	3.28	(0.56)	4.77
Redemption fees retained	—	—	—	0.00 #	—
Net asset value per share, end of year	$28.46	$22.14	$20.34	$17.06	$17.62
Total return	28.55%	8.85%	19.23%	(3.18%)	37.12%

Ratios/supplemental data:
Net assets (dollars in millions), end of year	$1.7	$2.1	$3.1	$2.5	$3.7
Ratio of expenses to average net assets:
Before expense reimbursement	8.62%	4.73%	4.86%	7.24%	10.38%
After expense reimbursement	0.95%	0.95%	0.97%	1.55%	2.14%
Ratio of net investment loss to average net assets:
Before expense reimbursement	(8.03%)	(4.05%)	(4.18%)	(6.94%)	(10.11%)
After expense reimbursement	(0.36%)	(0.27%)	(0.29%)	(1.25%)	(1.87%)
Portfolio turnover rate	90.55%	75.96%	60.00%	171.99%	133.51%

*	As of July 1, 2004, the PIC Mid Cap Growth Fund converted from Class B shares to PIC Flexible Growth Class I shares.

+
On December 19, 2003, the PIC Funds reorganized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operations of each respective predecessor PIC Feeder Fund.

^	Per share numbers have been calculated using the average shares method.

#	Amount is less than $0.01.

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Small Cap Growth Fund

This table shows the Small Cap Growth Fund and Predecessor Small Cap Growth Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  For the applicable periods shown, the Predecessor Small Cap Growth Fund invested in securities of its corresponding master portfolio.  “Total return” shows how much your investment in the Fund and Predecessor Small Cap Growth Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions.  This information has been audited by Tait, Weller & Baker LLP for the fiscal years ended October 31, 2004 through 2007 and by another independent registered public accounting firm for the fiscal year ended October 31, 2003.  The independent registered public accounting firm’s reports, along with the Fund’s and the Predecessor Small Cap Growth Fund’s financial statements, are included in the Annual Report, which is available upon request.

PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND

For a share outstanding throughout each year

	Year ended October 31,
	2007	2006	2005	2004 +	2003

Per Share Data
Net asset value per share, beginning of year	$18.44	$16.49	$15.13	$15.38	$10.58
Income from investment operations:
Net investment loss	(0.12)^	(0.12)^	(0.13)^	(0.14)	(0.08)
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	5.51	2.07	1.49	(0.11)	4.88
Total income (loss) from investment operations	5.39	1.95	1.36	(0.25)	4.80
Redemption fees retained	0.00#^	0.00#^	0.00#^	0.00#	—
Distributions
From net realized gains	(0.96)	—	—	—	—
Net asset value per share, end of year	$22.87	$18.44	$16.49	$15.13	$15.38
Total return	30.56%	11.83%	8.99%	(1.63%)	45.37%

Ratios/supplemental data:
Net assets (dollars in millions), end of year	$23.1	$111.3	$122.9	$217.0	$249.5
Ratio of expenses to average net assets:
Before expense reimbursement	1.38%	1.18%	1.07%	0.99%	1.38%
After expense reimbursement	1.00%	1.00%	1.00%	0.99%	1.00%
Ratio of net investment loss to average net assets:
Before expense reimbursement	(0.99%)	(0.85%)	(0.88%)	(0.86%)	(1.16%)
After expense reimbursement	(0.61%)	(0.67%)	(0.81%)	(0.86%)	(0.78%)
Portfolio turnover rate	93.78%	86.97%	59.58%	99.08%	106.81%

+
On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operations of each respective predecessor PIC Feeder Fund.

^	Per share numbers have been calculated using the average shares method.

#	Amount is less than $0.01.

Prospectus

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to nonaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with unaffiliated third parties.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Prospectus

Provident Investment Counsel Mutual Funds

Provident Investment Counsel Flexible Growth Fund
Provident Investment Counsel Small Cap Growth Fund

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders (the “Shareholder Reports”). In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information:  The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You may obtain a copy of the SAI and the Shareholder Reports, free of charge on the Funds’ website at www.provnet.com.

You can get free copies of the Shareholder Reports and SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Provident Investment Counsel Mutual Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1-800-618-7643
www.provnet.com

You can review and copy information including the  Shareholder Reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling the Commission at (202) 551-8090.  Reports and other information about the Funds are available:

•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov, or
•	For a fee, by writing to the Public Reference Sectionof the Commission, Washington, DC 20549-0104, or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act File No. is 811-07959)

Prospectus

PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
FLEXIBLE GROWTH FUND
SMALL CAP GROWTH FUND

Each a series of Advisors Series Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated February 28, 2008

Class I

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated February 28, 2008, of the Provident Investment Counsel Flexible Growth Fund and the Provident Investment Counsel Small Cap Growth Fund (each referred to individually as a “Fund” or collectively, as the “Funds”), each a series of the Advisors Series Trust (the “Trust”).  Provident Investment Counsel, Inc. (the “Advisor”) is the investment advisor to the Fund.  A copy of the Prospectus may be obtained from the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll-free at 1-800-618-7643.

The Annual Report to shareholders for the Funds for the fiscal year ended October 31, 2007 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Independent Registered Public Accounting Firm appearing therein are incorporated by reference into this SAI.

THE TRUST

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996.  The Trust consists of numerous series of shares of beneficial interest, par value $0.01 per share.  This SAI relates only to the Funds and not to any other series of the Trust.  As of the date of this SAI, shares of 30 other series of the Trust are offered in separate prospectuses and statements of additional information.  The Trust may start additional series and offer shares of a new fund under the Trust at any time.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund.  The Prospectus and this SAI omit certain of the information contained in the Trust’s Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT OBJECTIVES AND POLICIES

The Flexible Growth Fund

The investment objective of the Fund is to provide long-term growth of capital.  There is no assurance that the Fund will achieve its investment objective.  The Fund is a diversified mutual fund.

The Provident Investment Counsel Mid Cap Fund B began operations on March 31, 1999, as a mutual fund organized as a series of PIC Investment Trust, a Delawarestatutory trust (the Predecessor Mid-Cap Fund).  As a feeder fund in a master-feeder fund structure, the Predecessor Mid-Cap Fund invested its assets in the Mid Cap Portfolio, a separately registered investment company with the same investment objective as the Predecessor Mid-Cap Fund.  On December 22, 2003, the Predecessor Mid-Cap Fund reorganized into Provident Investment Counsel Mid Cap Fund, Class B as a series of Advisors Series Trust.  The master-feeder structure did not continue after the Reorganization.  On July 1, 2004, Provident Investment Counsel Mid Cap Fund, Class B changed its name and share class to Provident Investment Counsel Flexible Growth Fund, Class I.  The Flexible Growth Fund also changed certain investment strategies and policies at that time.

The Small Cap Growth Fund

The investment objective of the Fund is to provide long-term growth of capital.  There is no assurance that the Fund will achieve its investment objective.  The Fund is a diversified mutual fund.

The Provident Investment Counsel Small Cap Growth Fund began operations on September 30, 1993, as a mutual fund organized as a series of PIC Investment Trust, a Delaware statutory trust (the “Predecessor Small Cap Fund”).  As a feeder fund in a master-feeder fund structure, the Predecessor Small Cap Fund invested its assets in the Small Cap Portfolio, a separately registered investment company with the same investment objective as the Predecessor Small Cap Fund, and reorganized into the Fund, a series of the Trust on December 22, 2003.  Before the reorganization, the Fund had no assets or liabilities.  The Predecessor Small Cap Fund invested its assets in the Small Cap Growth Portfolio, a separate registered investment company with the same investment objective.

The Provident Investment Counsel Pinnacle Small Company Growth Fund A began operations on February 3, 1997, as a mutual fund organized as a series of PIC Investment Trust, a Delaware statutory trust, (the “Predecessor Small Company Fund”), and reorganized into the Small Cap Growth Fund, a newly formed series of the Trust, on December 22, 2003.  Before the reorganization, the Fund had no assets or liabilities.  The Predecessor Small Company Fund invested its assets in Class A of the Provident Investment Counsel Small Cap Growth Portfolio, a separately registered investment company with the same investment objective as the Predecessor Fund.  On June 29, 2007, the Small Cap Growth Fund Class A shares were converted to Class I shares.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (“1940 Act”), which details the attributes of each class.  The Funds currently offer only Class I shares.

Investment Strategies and Risks

The discussion below supplements information contained in the Prospectus as to investment policies of the Funds.

Flexible Growth Fund

The Flexible Growth Fund invests at least 80% of its total assets in the common stock of large-sized and medium-sized companies at time of initial purchase.  The capitalization range of companies that are purchased by the Fund span a broad range going from the smallest company within the Russell Midcap® Growth Index (as of December 31, 2007, $624 million) to the largest capitalization company within the Russell 1000® Growth Index (as of December 31, 2007, $527.8 billion).

Small Cap Growth Fund

The Small Cap Growth Fund invests at least 80% of its total assets in the common stock of small-capitalization companies.  The capitalization range of companies purchased by the Fund are those whose market capitalization range at the time of initial purchase are $50 million to $1.5 billion and/or those companies whose market capitalization are consistent with the current the Russell 2000® Growth Index.  As of December 31, 2007, the market capitalization range of the Russell 2000® Growth Index was $47 million to $8.4 billion.

Diversification – The Funds are “diversified” funds under applicable federal securities laws.  However, diversification of a mutual fund’s holdings is measured at the time a fund purchases a security and if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.  Accordingly, the Funds are subject to the risk that their performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as “diversified” funds.

Whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standards or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy.  If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Equity Securities - The Funds invest in equity securities. Equity securities are common stocks and other kinds of securities that have the characteristics of common stocks.  These other securities include bonds, debentures and preferred stocks which can be converted into common stocks.  They also include warrants and options to purchase common stocks.

Common Stocks - The Funds may invest in common stocks. Common stocks represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed, but are declared at the discretion of the company’s board of directors.

Preferred Stocks - The Funds may invest in preferred stocks. Preferred stocks represent units of ownership in a company.  Preferred stocks normally have preference over common stock in the payment of dividends and in the liquidation of the company.  However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer.  Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters.  Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.  Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities - The Funds may invest in convertible securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the Funds’ option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities.  In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation.  In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature.  The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.  In addition, the price of a convertible security is also influenced by the market value of the security’s underlying common stock.  The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants - The Funds may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.  Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price.  Warrants are freely transferable and are traded on major exchanges.  Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued.  Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments.  Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer.  In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

General Risks of Investing in Stocks - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership.  Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations.  Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices.  The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Short-Term Investments - Short-term investments are debt securities that mature within one year of the date they are purchased by the Funds.  Some specific examples of short-term investments are commercial paper, bankers’ acceptances, certificates of deposit and repurchase agreements.  The Funds will only purchase short-term investments that are “high quality,” meaning the investments have been rated A-1 by Standard & Poor’s Ratings Group (“S&P”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), or have an issue of debt securities outstanding rated at least A by S&P or Moody’s.  The term also applies to short-term investments that the Advisor believes are comparable in quality to those with an A-1 or Prime-1 rating.  U.S. Government securities are always considered to be high quality.

The Funds may invest in any of the following short-term securities and instruments:

Bank Obligations - The Funds will only invest in a security issued by a commercial bank if the bank:

•	Has total assets of at least $1 billion, or the equivalent in other currencies;
•	Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and
•	Is a foreign branch of a U.S. bank and the Advisor believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

Time Deposits - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution.  However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation.  The Funds may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit - Certificates of deposit are negotiable certificates issued against money deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptance - A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers.  Such investments are unsecured and usually discounted.  The Funds may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P.  See the Appendix.

Repurchase Agreements - Repurchase agreements are transactions in which the Funds purchase a security from a bank or recognized securities dealer and simultaneously commit to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security.  The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities.  If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Funds intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Trust’s Board of Trustees (the “Board”).  The Advisor will review and monitor the creditworthiness of such institutions under the Board’s general supervision.  To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss.  If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser’s ability to sell the collateral and the purchaser could suffer a loss.  However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code (“Bankruptcy Code”), the Funds intend to comply with provisions under such Bankruptcy Code that would allow them immediately to resell the collateral.

Options Activities - The Funds may write call options on stocks and stock indices if the calls are “covered” throughout the life of the option.  A call is “covered” if the Fund owns the optioned securities.  When the Funds write a call, they receive a premium and give the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period.  If the call is exercised, the Funds will forgo any gain from an increase in the market price of the underlying security over the exercise price.

The Funds may purchase a call on securities to effect a “closing purchase transaction,” which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Funds on which they wish to terminate their obligation.  If the Funds are unable to effect a closing purchase transaction, they will not be able to sell the underlying security until the call previously written by the Funds expires (or until the call is exercised and the Funds deliver the underlying security).

The Funds also may write and purchase put options (“puts”).  When the Funds write a put, they receive a premium and give the purchaser of the put the right to sell the underlying security to the Funds at the exercise price at any time during the option period.  When the Funds purchase a put, they pay a premium in return for the right to sell the underlying security at the exercise price at any time during the option period.  If any put is not exercised or sold, it will become worthless on its expiration date.

The Funds’ option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation (“OCC”) has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations.  If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered.  As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

Purchasing Put and Call Options - When the Funds purchase a put option, they buy the right to sell the instrument underlying the option at a fixed strike price.  In return for this right, the Funds pay the current market price for the option (known as the “option premium”).  The Funds may purchase put options to offset or hedge against a decline in the market value of their securities (“protective puts”) or to benefit from a decline in the price of securities that they do not own.  The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs.  However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Funds obtain the right to purchase, rather than sell, the underlying instrument at the option’s strike price.  The Funds would normally purchase call options in anticipation of an increase in the market value of securities they own or want to buy.  The Funds would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs.  Otherwise, the Funds would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;
•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
•	Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options - When the Funds write a call option they assume an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  Similarly, when the Funds write a put option they assume an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.  The Funds may terminate their position in an exchange-traded put option before exercise by buying an option identical to the one they have written.  Similarly, they may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Funds may try to hedge against an increase in the value of securities they would like to acquire by writing a put option on those securities.  If security prices rise, the Funds would expect the put option to expire and the premium they received to offset the increase in the security’s value.  If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price.  If security prices fall, the Funds may lose an amount of money equal to the difference between the value of the security and the premium they received.  Writing covered put options may deprive the Funds of the opportunity to profit from a decrease in the market price of the securities they would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall.  The Funds could try to hedge against a decline in the value of securities they already own by writing a call option.  If the price of that security falls as expected, the Funds would expect the option to expire and the premium it received to offset the decline of the security’s value.  However, the Funds must be prepared to deliver the underlying instrument in return for the strike price, which may deprive them of the opportunity to profit from an increase in the market price of the securities they hold.

The Funds are permitted only to write covered options.  The Funds can cover a call option by owning:

•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
•	A call option on the same security or index with the same or lesser exercise price;
•	A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
•	In the case of an index, the fund of securities that corresponds to the index.

The Funds can cover a put option by:

•	Entering into a short position in the underlying security;
•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
•
Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•	Maintaining the entire exercise price in liquid securities.

Options on Securities Indices - Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market, rather than price fluctuations in a single security.

Options on Futures - An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price.  Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option).  If the option is exercised, the parties will be subject to the futures contracts.  In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position.  Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Funds may purchase put and call options on futures contracts instead of selling or buying futures contracts.  The Funds may buy a put option on a futures contract for the same reasons they would sell a futures contract.  They also may purchase such put options in order to hedge a long position in the underlying futures contract.  The Funds may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Funds may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts.  If the price of the futures contract at expiration were below the exercise price, the Funds would retain the option premium, which would offset, in part, any decline in the value of their assets.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument.  The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

Combined Positions - The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Funds could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument.  Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Caps and Floors - The Funds may enter cap and floor agreements. Caps and floors have an effect similar to buying or writing options.  In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives - While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks.  For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions.  Derivatives may magnify the Funds’ gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities the Funds hold or intend to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose the Funds to greater risks.

Derivative Management Risk - If the Advisor incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives.  For example, if the Funds were to write a call option based on their Advisor’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Funds could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the Funds were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Funds could be required to purchase the security upon exercise at a price higher than the current market price.

Futures Contracts - The Funds may buy and sell stock index futures contracts.  A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date.  Futures contracts are traded on designated “contract markets” which, through their clearing corporations, guarantee performance of the contracts.  The Funds will not engage in transactions in futures contracts or related options for speculation, but may enter into futures contracts and related options for hedging purposes, for the purpose of remaining fully invested or maintaining liquidity to meet shareholder redemptions, to minimize trading costs, or to invest cash balances.

Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly.  Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs.  Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

A futures option gives the holder, in return for the premium paid, the right to buy (call) or sell (put) to the writer of the option a futures contract at a specified price at any time during the term of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.

There are several risks in connection with the use of futures contracts.  In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Funds may be exposed to risk of loss.  Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Funds than if they had not entered into any futures on stock indices.

In addition, the market prices of futures contracts may be affected by certain factors.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets.  Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.  There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

Investments in futures options involve some of the same risks as investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, and an option may be more risky than ownership of the futures contract.  In general, the market prices of options are more volatile than the market prices of the underlying futures contracts.

The Funds will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the amount of margin deposit on the Funds’ futures positions would exceed 5%, on a cost basis, of the market value of the Funds’ net assets.

Non-U.S. Securities - The Funds may invest in securities of non-U.S. issuers in foreign markets (“foreign securities”). In addition, the Funds may invest in American Depositary Receipts (“ADRs”), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities.  Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets.  A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR.  The Funds may invest no more than 20% of their total assets, on a cost basis, in foreign securities, and they will only purchase foreign securities or ADRs which are listed on a national securities exchange or included in the National Association of Securities Dealers Automated Quotation (“Nasdaq”) system. ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations.  These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets.  All of these factors can make foreign investments, especially those in developing countries, more volatile.

Emerging Markets - The Funds may invest in securities of companies in emerging markets. An “emerging market country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country.  Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNP”) than more developed countries.  There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets.  These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds - Some emerging countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized.  Investments in these investment funds are subject to the provisions of the 1940 Act.  If the Funds invest in such investment funds, shareholders will bear not only the proportionate share of the expenses of the Funds themselves (including operating expenses and the fees of the Advisor), but also will indirectly bear similar expenses of the underlying investment funds.  In addition, these investment funds may trade at a premium over their net asset value (“NAV”).

Risks of Foreign Securities - Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments.  Listed below are some of the more important political and economic factors that could adversely affect an investment in foreign securities:

•
The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

•
Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies.  Actions by these governments could significantly influence the market prices of securities and payment of dividends;

•
The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

•
The internal policies of a particular foreign country may be less stable than in the United States.  Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

•
A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment.  A country may restrict or control foreign investments in its securities markets.  These restrictions could limit the Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country.  Some countries require prior governmental approval, and limit the types or amount of securities or companies in which a foreigner can invest.  Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision - There is generally less publicly available information about foreign companies than companies based in the United States.  For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies.  Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.  The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk - The Advisor anticipates that generally, an exchange or over-the-counter (“OTC”) market located outside of the United States will be the best available market for foreign securities.  Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States.  Foreign stock markets tend to differ from those in the United States in a number of ways:

•	They are generally more volatile and not as developed or efficient as those in the United States;
•	They have substantially less volume;
•	Their securities tend to be less liquid and to experience rapid and erratic price movements;
•	Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

•	Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and
•	They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign Currency Risk - While the Funds denominate their NAV in United States dollars, the foreign securities are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are:

•	It may be expensive to convert foreign currencies into United States dollars and vice versa;
•	Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;
•
Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

•
There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

•
Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

•
The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes - Certain foreign governments levy withholding taxes on dividend and interest income.  Although in some countries it is possible for the Funds to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Funds receive from their investments.  The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

Emerging Markets - Investing in securities of companies in emerging markets may magnify the risks of foreign investing.  Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies.  In particular, countries with emerging markets may:

•	Have relatively unstable governments;
•	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
•	Offer less protection of property rights than more developed countries; and

•
Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Forward Foreign Currency Exchange Contracts - The Funds may enter into forward foreign currency exchange contracts with respect to specific transactions.  For example, when the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Funds may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  The Funds will thereby be able to protect themselves against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The precise matching of the forward contract amounts and the value of the securities involved will generally not be possible.  This is because the future value of such securities in foreign currencies will change between the date the forward contract is entered into and the date it matures as a consequence of market movements in the value of those securities.  Accordingly, it may be necessary for the Funds to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Funds are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Funds are obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Funds to sustain losses on these contracts and transaction costs.  The Funds may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds’ securities or other assets denominated in that currency or (2) the Funds maintain a segregated account as described below.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Funds will be served.

At or before the maturity date of a forward contract that requires the Funds to sell a currency, the Funds may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset their contractual obligation to deliver the currency.  This may be accomplished by purchasing a second contract pursuant to which the Funds will obtain, on the same maturity date, the same amount of the currency that they are obligated to deliver.  Similarly, the Funds may close out a forward contract requiring them to purchase a specified currency by entering into a second contract that entitles them to sell the same amount of the same currency on the maturity date of the first contract.  The Funds would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to the Funds of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Funds own or intend to acquire, but it does fix a rate of exchange in advance.  In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Lending Fund Securities - To increase their income, the Funds may lend their portfolio securities to financial institutions such as banks and brokers, provided that the loan is collateralized in accordance with applicable regulatory requirements.  The Funds have adopted an operating policy that limits the amount of loans to not more than 25% of the value of the total assets of the Funds.  During the time the Funds’ portfolio securities are on loan, the borrower pays the Funds an amount equivalent to any dividends or interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or they may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit.  The amounts received by the Funds will be reduced by any fees and administrative expenses associated with such loans.  In addition, such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.  However, such securities lending will be made only when, in the Advisor’s judgment, the income to be earned from the loans justifies the attendant risks.  Loans are subject to termination at the option of the Funds or the borrower.

Segregated Accounts - When the Funds write an option, sell a futures contract, enter into a forward foreign currency exchange contract or sell securities short, they will establish a segregated account with their custodian bank, or a securities depository acting for them, to hold assets of the Funds in order to ensure that the Funds will be able to meet their obligations.  In the case of a call that has been written, the securities covering the option will be maintained in the segregated account and cannot be sold by the Funds until released.  In the case of a put that has been written or a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet the Funds’ obligations pursuant to the put or forward contract.  In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits.  The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

When-Issued Securities - The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month.  The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Funds’ NAV.  During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds.  At the time of settlement, the market value of the security may be more or less than the purchase price.  The Funds will limit their investments in when-issued securities to less than 5%, on a cost basis, of their total assets.  When the Funds purchase securities on a when-issued basis, they maintain liquid assets in a segregated account with their custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

Debt Securities - The Funds may invest in debt securities. Corporations and governments use debt securities to borrow money from investors.  Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity.  Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Corporate Bonds - The Funds may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion.  In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

U.S. Government Securities - The Funds may invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds.  U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States.  Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Among the U.S. Government securities that the Funds may purchase are “mortgage-backed securities” of the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Association (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”).  These mortgage-backed securities include “pass-through” securities and “participation certificates;” both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an “issuer” which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it.  Payments of principal and interest by individual mortgagors are “passed through” to the holders of the interest in the pool, thus, the payments to holders include varying amounts of principal and interest.  Prepayment of the mortgages underlying these securities may result in the Funds’ inability to reinvest the principal at comparable yields.

Another type of mortgage-backed security is the “collateralized mortgage obligation,” which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages.  Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States.  Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

Stripped Mortgage-Backed Securities - The Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities.  Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets.  Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal.  In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities.  A rapid rate of principal payments may adversely affect the yield to maturity of IOs.  Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO.  The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities

Yankee Bonds - The Funds may invest in Yankee bonds. Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities.  Investment in these securities involves certain risks which are not typically associated with investing in domestic securities.  See “Foreign Securities.”

Zero Coupon Bonds - The Funds may invest in zero coupon bonds. These securities make no periodic payments of interest, but instead are sold at a discount from their face value.  When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.  The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality.  The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity.  The Funds’ investments in pay-in-kind, delayed and zero coupon bonds may require them to sell certain of their assets to generate sufficient cash to satisfy certain income distribution requirements.  These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm.  Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately.  The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form.  The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U. S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  Under a Federal Reserve program known as “STRIPS” or "Separate Trading of Registered Interest and Principal of Securities,” the Funds can record their beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Other Asset-Backed Securities - The Funds may invest in other asset-backed securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables.  Like mortgage-backed securities, these securities are pass-through.  In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.  For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards.  Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities.  Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”).  In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”).  Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses.  The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Risks of Mortgage-Backed Securities - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways.  For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable.  In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected.  If the prepayment rates increase, the Funds may have to reinvest their principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Prepayment Risk - This risk affects mainly mortgage-backed securities.  Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall.  Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected.  The Funds may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield.  The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Funds.  If left unattended, drifts in the average maturity of the Funds can have the unintended effect of increasing or reducing their effective duration, which may adversely affect their expected performance.

Extension Risk - The other side of prepayment risk occurs when interest rates are rising.  Rising interest rates can cause the Funds’ average maturity to lengthen unexpectedly due to a drop in mortgage prepayments.  This would increase the sensitivity of the Funds to rising rates and their potential for price declines.  Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.  For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Credit Rating - Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security.  Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal.  To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.”  If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond.  If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond.  Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.  If a security is not rated or is rated under a different system, the Advisor may determine that it is of investment-grade.  The Advisor may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event.  Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal.  Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.  Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines.  A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength.  The Funds currently use ratings compiled by Moody’s, S&P, Duff & Phelps Rating Co. and Fitch Ratings.  Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.  The Appendix contains further information concerning the ratings of certain rating agencies and their significance.

The Advisor may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Funds buy it.  A rating agency may change its credit ratings at any time.  The Advisor monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating.  The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.  The Funds may invest in securities of any rating.

Borrowing - The Funds may borrow money, as permitted by their fundamental investment objectives:

•	The Funds may borrow from banks (as defined in the 1940 Act or enter into reverse repurchase agreements, in amounts up to 33 1/3% of their total assets (including the amount borrowed);
•	The Funds may borrow up to an additional 5% of their total assets from anyone for temporary purposes;
•	The Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and
•	The Funds may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Borrowing is a form of leverage, which may magnify the Funds’ gains or losses.  To mitigate the risks of leverage, the Funds will limit the amount they may borrow to not more than 33-1/3% of their total assets, taken at market value.  In addition, the Funds will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.  The Funds will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

Swap Agreements - The Funds may enter swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Funds and their share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Funds.  If a swap agreement calls for payments by the Funds, the Funds must be prepared to make such payments when due.  In addition, if the counter-party’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party.  The Funds may be able to eliminate their exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money they expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Funds’ gains or losses. In order to reduce the risk associated with leveraging, the Funds will cover their current obligations under swap agreements according to guidelines established by the SEC.  If the Funds enter into a swap agreement on a net basis, they will segregate assets with a daily value at least equal to the excess, if any, of the Funds’ accrued obligations under the swap agreement over the accrued amount the Funds are entitled to receive under the agreement. If the Funds enter into a swap agreement on other than a net basis, they will segregate assets with a value equal to the full amount of the Funds’ accrued obligations under the agreement.

Equity Swaps - The Funds may enter into equity swaps. In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

Interest Rate Swaps - The Funds may enter into interest rate swaps. Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified future dates. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.”  Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different.  Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Funds could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if the Funds enter into a swap where they agree to exchange a floating rate of interest for a fixed rate of interest, the Funds may have to pay more money than they receive.  Similarly, if the Funds enter into a swap where they agree to exchange a fixed rate of interest for a floating rate of interest, the Funds may receive less money than they have agreed to pay.

Currency Swaps - The Funds may enter into currency swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  The Funds may enter into a currency swap when they have one currency and desire a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Investment Companies - The Funds may buy and sell shares of other investment companies (including exchange-traded funds (“ETFs”).  Such investment companies may pay management and other fees that are similar to the fees currently paid by the Funds.  Like other shareholders, the Funds would pay their proportionate share of those fees.  Consequently, shareholders of the Funds would pay not only the management fees of the Funds, but also the management fees of the investment companies in which the Funds invest.  The Funds currently intend to limit their investments in securities issued by other investment companies (except money market funds) so that not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, or its affiliated persons, as a whole.

ETFs are investment companies that are bought and sold on a securities exchange.  An ETF represents a fixed portfolio of securities designed to track a particular market index.  Like other investment companies, ETFs have management fees that are part of their costs, and a Fund will indirectly bear its proportionate share of these costs.

ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV, an active secondary trading market may not develop or be maintained, trading may be halted by or shares delisted from the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.  ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

Restricted Securities - The Funds may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933.  Under the supervision of the Board, the Advisor determines the liquidity of such investments by considering all relevant factors.  Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Funds’ investment limitations.  The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.

Other Investments - The Board may, in the future, authorize the Funds to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Funds’ investment objective and that such investment would not violate the Funds’ fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of the Funds.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Funds represented at a meeting at which the holders of more than 50% of their outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Funds.  Except with respect to borrowing, changes in values of assets of the Funds will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Funds at the time that they purchase any security.

As a matter of fundamental policy, the Funds are diversified; that means that at least 75% of the value of their total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers each of which represents no more than 5% of the value of the Funds’ total assets and no more than 10% of the issuer’s outstanding voting securities.  The Funds’ investment objectives are fundamental.

Flexible Growth Fund

In addition, except as noted below, the Flexible Growth Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding, provided that such borrowings may be made only to the extent that the value of the Fund’s and/or the Fund’s total assets, as the case may be, less its liabilities other than borrowings (including borrowings pursuant to item (a) or otherwise), is equal at all times to at least 300% of all borrowings (including the proposed borrowing);

2.	Make short sales of securities or maintain a short position;

3.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

5.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

6.	Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts;

7.	Make loans (except for investments in debt securities consistent with the investment policies of the Fund and in repurchase agreements; except that the Fund may make loans of portfolio securities);

8.	Make investments for the purpose of exercising control or management.

The Flexible Growth Fund observes the following restrictions as a matter of operating, but not fundamental, policy.  Except as noted below, the Flexible Growth Fund may not:

1.
Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company’s voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

2.
Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board to be liquid).

The Board has adopted the following restrictions which will take effect if and when the current fundamental restriction against securities lending is modified as discussed above:

3.	Make loans of portfolio securities in an amount exceeding 25% of their respective total assets.

4.	Write put or call options.

5.	Purchase or sell commodities or commodity futures contracts, except the Flexible Growth Fund may purchase and sell stock index futures contracts.

Small Cap Growth Fund

In addition, except as noted below, the Small Cap Growth Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that the Small Cap Growth Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding, provided that such borrowings may be made only to the extent that the value of the Small Cap Growth Fund’s and/or the Small Cap Growth Fund’s total assets, as the case may be, less its liabilities other than borrowings (including borrowings pursuant to item (a) or otherwise), is equal at all times to at least 300% of all borrowings (including the proposed borrowing);

2.	Make short sales of securities or maintain a short position;

3.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4.	Write put or call options, except that the Small Cap Growth Fund may write covered call and cash secured put options and purchase call and put options on stocks and stock indices;

5.	Act as underwriter (except to the extent the Small Cap Growth Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

7.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Small Cap Growth Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

8.	Purchase or sell commodities or commodity futures contracts, except that the Small Cap Growth Fund may purchase and sell stock index futures contracts;

9.	Invest in oil and gas limited partnerships or oil, gas or mineral leases;

10.
Make loans (except for investments in debt securities consistent with the investment policies of the Small Cap Growth Fund  and in repurchase agreements; except that the Small Cap Growth Fund may make loans of portfolio securities);

11.	Make investments for the purpose of exercising control or management.

The Small Cap Growth Fund observes the following restrictions as a matter of operating, but not fundamental, policy.  Except as noted below, the Small Cap Growth Fund may not:

1.
Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company’s voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

2.
Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board to be liquid).

3.
The Board has adopted the following restrictions which will take effect if and when the current fundamental restriction against securities lending is modified as discussed above: Make loans of portfolio securities in an amount exceeding 25% of their respective total assets.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent (as those terms are defined herein).  The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives and policies and to general supervision by the Board.

The current Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below.

Independent Trustees
Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees*	Other Directorships Held
Walter E. Auch (age 86, dob 4/12/1921) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Management Consultant; formerly Chairman, CEO of Chicago Board Options Exchange (CBOE) and President of Paine Webber.	2	Director, Sound Surgical Technologies, LLC; Director/Trustee, Consulting Group Capital Markets Funds (Smith Barney) (11 portfolios); Trustee, The UBS Funds (57 portfolios).

James Clayburn LaForce (age 79, dob 12/28/1928) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.	2	Trustee, The Payden Funds (21 portfolios); Trustee, The Metzler/Payden Investment Group (6 portfolios); and Trustee, Arena Pharmaceuticals.

Donald E. O’Connor (age 71, dob 6/18/1936) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	2	Trustee, The Forward Funds (16 portfolios).

George J. Rebhan (age 73, dob 7/10/1934) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	2	Trustee, E*TRADE Funds (6 portfolios).

George T. Wofford (age 68, dob 10/8/1939) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Senior Vice President, Federal Home Loan Bank of San Francisco.	2	None.

Officers of the Trust
Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 60, dob 7/9/1947) 615 E. Michigan Street Milwaukee, WI 53202	Chairman, Chief Executive Officer and Principal Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC since May 1991.
Douglas G. Hess (age 40, dob 7/19/1967) 615 E. Michigan Street Milwaukee, WI 53202	President	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since March 1997.
Cheryl L. King (age 46, dob 8/27/1961) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer	Indefinite term since December 2007.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since October 1998.
Robert M. Slotky (age 60, dob 6/17/1947) 2020 E. Financial Way Glendora, CA 91741	Vice President, Chief Compliance Officer, AML Officer	Indefinite term since September 2004.	Vice President, U.S. Bancorp Fund Services, LLC since July 2001, formerly Senior Vice President, Investment Company Administration, LLC (May 1997 – July 2001).
Jeanine M. Bajczyk, Esq. (age 42, dob 4/16/1965) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.
Vice President and Counsel, U.S. Bancorp Fund Services, LLC, since May 2006; Senior Counsel, Wells Fargo Funds Management, LLC, May 2005 to May 2006; Senior Counsel, Strong Financial Corporation, January 2002 to April 2005.

*
The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Provident Investment Counsel Mutual Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

Compensation

Effective January 1, 2008, the Trustees who are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”) receive an annual trustee fee of $44,000 per year with no additional fee for special meetings.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Independent Trustees.  For the fiscal year ended October 31, 2007, the Trustees received the following compensation from the Funds:

Name of Person/Position	Aggregate Compensation from the Flexible Growth Fund	Aggregate Compensation from the Small Cap Growth Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex Paid to Trustees[1]
Walter E. Auch, Trustee	$1,217	$1,506	None	None	$2,723
James Clayburn La Force, Trustee	$1,218	$1,540	None	None	$2,758
Donald E. O’Connor, Trustee	$1,222	$1,768	None	None	$2,990
George J. Rebhan, Trustee	$1,280	$1,669	None	None	$2,949
George T. Wofford, Trustee	$1,218	$1,583	None	None	$2,801
[1]
There are currently numerous different series comprising the Trust. For the Funds’ fiscal year ended October 31, 2007, Trustees’ fees and expenses in the amount of $180,205 were allocated to the Trust.

Trust Committees

The Trust has four standing committees: the Audit Committee, the Nominating Committee, the Qualified Legal Compliance Committee (the “QLCC”) and the Valuation Committee.  The Audit Committee is comprised of all of the Independent Trustees.  It does not include any interested Trustees.  The Audit Committee typically meets twice per year with respect to the various series of the Trust.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.  The Audit Committee has met once with respect to the Funds.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee met once with respect to the Funds during the past fiscal year.  The Nominating Committee is comprised of Messrs. Auch, O’Connor, Rebhan and Wofford.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”).  An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the Administrator’s staff who is knowledgeable about the Fund and at least one Trustee.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed. The Valuation Committee did not meet with respect to the Funds during the past fiscal year.

Board Interest in the Funds

As of December 31, 2007, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor, as defined below, or an affiliate of the Advisor or Distributor.  Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.  In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.  The following table states the dollar range of equity securities of the Funds beneficially owned by the Trustees as of December 31, 2007:

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)

	Flexible Growth Fund	Small Cap Growth Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Walter E. Auch, Trustee	None	None	None
James Clayburn La Force, Trustee	None	None	None
Donald E. O’Connor, Trustee	None	None	None
George J. Rebhan, Trustee	None	None	None
George T. Wofford, Trustee	None	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.   Set forth below as of January 31, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of each Fund and each person known by the Funds to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole.  Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

Flexible Growth Fund

Name and Address	No. of Shares Owned	% of Shares	Ownership
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246	29,316,220	43.77%	Record
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	19,339,394	28.88%	Record

Small Cap Growth Fund

Name and Address	No. of Shares Owned	% of Shares	Ownership
State Street Bank and Trust Company Attn: J. Peterson Master Trust Division 105 Rosemont Road Westwood, MA 02090	4,933,696,419	88.77%	Record
Balsa & Co. 14221 Dallas Parkway Dallas, TX 75254	356,788,443	6.42%	Record

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.  Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.  A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Management Ownership Information. As of January 31, 2008, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of either Fund.

The Advisor

Provident Investment Counsel, Inc., 300 North Lake Avenue, Pasadena, California 91101-4106, acts as investment advisor to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”).  Subject to such policies as the Board may determine, the Advisor is ultimately responsible for investment decisions for the Funds.  Pursuant to the terms of the Advisory Agreement, the Advisor provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds’ investments.

The Advisor is an indirect, wholly owned subsidiary of Old Mutual plc, a public limited company based in the United Kingdom.  Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance.

Under the Advisory Agreements, the Advisor will provide a continuous investment program for the Funds and make decisions and place orders to buy, sell or hold particular securities.  In addition to the fees payable to the Advisor and the Administrator, the Funds and the Trust are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Funds and the legal obligations with respect to which the Trust or the Funds may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Funds an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Funds’ average daily net assets specified in the Prospectus.  However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.  For the periods indicated below, the Funds paid the following advisory fees to their Advisor:

Flexible Growth Fund

Year	Total Fees Accrued by Advisor	Fees Waived/Expenses Absorbed	Fees Recouped	Balance Paid to Advisor
2007	$11,713	$128,232	$0	$0
2006	$20,747	$112,108	$0	$0
2005	$19,910	$110,942	$0	$0

Small Cap Growth Fund
Year	Total Fees Accrued by Advisor	Fees Waived/Expenses Absorbed	Fees Recouped	Balance Paid to Advisor
2007	$486,024	$231,797	$0	$254,227
2006	$1,095,484	$0	$238,286	$857,198
2005	$1,902,516	$154,688	$0	$1,747,818

The Funds are responsible for their own operating expenses.  The Advisor, however, has contractually agreed to reduce fees payable to it by the Funds and/or to pay Fund operating expenses to the extent necessary to limit the Funds’ aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the “expense cap”).  Any such reductions made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon the Board’s subsequent review and ratification of the reimbursed amounts.  Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.

After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the Funds’ shareholders or by a vote of a majority of the Board, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreements provide that the Advisor under such shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Portfolio Managers

The portfolio managers are responsible for the day-to-day management of the Funds.  The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within various categories.

			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)

Susan J. Perkins (1)
Sean D. Kraus
Registered Investment Companies	4	$58 million	0	$0.00
Other Pooled Investments	0	$0.00	0	$0.00
Other Accounts	10	$806 million	0	$0.00

Ned W. Brines (2)
Andrew J. Pearl
Barry B. Burch
David J. Furth
Nick A. Blankl
Registered Investment Companies	1	$76 million	0	$0.00
Other Pooled Investments	1	$466 million	0	$0.00
Other Accounts	11	$614 million	0	$0.00

(1)	Ms. Perkins and Mr. Kraus are part of a team that manages accounts.
(2)	Mr. Brines, Mr. Pearl, Mr. Burch, Mr. Furth and Mr. Blankl are part of a team that manages accounts.

Material Conflict of Interest.  The portfolio managers who have day-to-day management responsibilities with respect to other accounts may be presented with potential or actual conflicts of interest.

The Advisor seeks to provide high quality investment management services to all clients.  The Advisor’s portfolio managers generally manage multiple portfolios for various client types including, but not limited to:  mutual funds, separately managed institutional accounts, collective trust, offshore funds and portfolios with long/short strategies.  As a fiduciary to its clients, the Advisor seeks to treat all clients fairly, to always put clients’ interests first and to provide high quality investment services to all clients based on each client’s objectives, guidelines, and risk tolerance.

When a portfolio manager manages multiple accounts for multiple clients a potential for conflict exists for the portfolio manager to not, intentionally or unintentionally, treat one account more favorably than another.  This potential conflict can be most apparent when one portfolio has a higher fee than another portfolio, including a performance-based fee that is common to long/short strategies.  The Advisor has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is favored at the expense of another.  Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The Advisor seeks to manage the potential conflict of favoring one account over another between Funds and other types of accounts, and portfolio managers who manage long/short strategies and other accounts, through:  allocation policies and procedures, side-by-side management procedures, additional investment restrictions, internal review processes, and oversight by the compliance department.

Compensation.  The Advisor compensates the portfolio managers for their management of the Funds.  Each portfolio manager’s compensation consists of three distinct elements: an industry competitive base salary, a product performance bonus, and a net income pool bonus.  The product performance bonus is based on the Funds’ total performance relative to the respective benchmarks.  A portfolio manager’s net income pool bonus is based on the overall performance of the Advisor, in terms of its profitability.  Employees may elect to defer a portion of their compensation to a deferred compensation plan.  This is not additional compensation.

Team members are not compensated for new business.

Securities Owned in the Funds by Portfolio Managers.  As of December 31, 2007, the portfolio managers owned the following equity securities in the Funds:

Name of Portfolio Managers	Dollar Range of Equity Securities in the Fund Managed (None, $1-$10,000, 10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)

Flexible Growth Fund
Susan J. Perkins	$1 - $10,000
Sean D. Kraus	None

Small Cap Growth Fund
Ned W. Brines	None
Andrew J. Pearl	$100,001 to $500,000
Barry B. Burch	None
David J. Furth	None
Nick A. Blankl	None

The Administrator

Pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”) acts as administrator for the Funds.  The Administrator provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, from time to time, monitoring the Funds’ compliance with the Funds’ investment objectives and restrictions, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

The Administration Agreement is terminable without penalty by the Trust on behalf of the Funds or by the Administrator on 60 days’ written notice (as defined in the 1940 Act).  The Administration Agreement also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

For the fiscal years ended October 31, 2007, 2006, and 2005 the Funds paid the following in administration fees to USBFS:

Administrative Fees Paid

	2007	2006	2005
Flexible Growth Fund	$29,999	$29,999	$29,999
Small Cap Growth Fund	$104,643	$211,709	$268,906

The Distributor

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), pursuant to which the Distributor acts as the Funds’ distributor, provides certain administration services and promotes and arranges for the sale of the Funds’ shares.  The offering of the Funds’ shares is continuous.  The Distributor, Administrator, Transfer Agent and Custodian are affiliated companies.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

SERVICE PROVIDERS

USBFS also serves as the Funds’ accountant, transfer agent and dividend disbursing agent under separate agreements with the Trust.

Pursuant to a custodian agreement between the Trust and U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian acts as custodian of the securities and other assets of the Funds. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

The Administrator, Custodian, and Distributor are affiliated entities under the common control of U.S. Bancorp.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds.

Paul, Hastings, Janofsky & Walker LLP (“Paul Hastings”), 55 Second Street, 24th Floor, San Francisco, California 94105, is the independent legal counsel to the Funds.  Paul Hastings also serves as independent legal counsel to the Board.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreements, the Advisor determines which securities are to be purchased and sold by the Funds and which broker dealers will be used to execute the Funds’ portfolio transactions.  Purchases and sales of securities in the over the counter market will be executed directly with a “market maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be made through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own account.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one broker, dealer or underwriter are comparable, the order may be allocated to a broker, dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will seek best execution.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker dealer can offer the most favorable price and execution available, consideration may be given to those broker dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker dealers who sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

While it is the Advisor’s general policy to seek best execution to obtain the most favorable price and execution available, in selecting a broker dealer to execute portfolio transactions for the Funds when it is determined that one or more broker-dealers can deliver best execution, weight is also given to the ability of a broker dealer to furnish brokerage and research services to the Funds or to the Advisor, even if the specific services are not directly useful to the Funds and may be useful to the Advisor in advising other clients.  Brokerage and research services include, but are not limited to, publications, analysis, and reports concerning issuers, industries, securities, economic factors and trends.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker dealer.  The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Funds.  The Board will review quarterly the Advisor’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds.  Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Funds are reasonable in relation to the benefits received by the Funds taking into account the competitive practices of the industry.

Investment decisions for the Funds are made independently from those of other client accounts or mutual funds managed or advised by the Advisor.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts.  In such event, the position of the Funds and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts seeks to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts simultaneously purchases or sells the same security that the Funds are purchasing or selling, each day’s transactions in such security will be allocated between the Funds and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned.  In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

The Funds do not place securities transactions through brokers for selling shares of the Funds.  However, as stated above, broker dealers who execute brokerage transactions may effect purchases of shares of the Funds for their customers.

Regular Broker-Dealers

As of October 31, 2007, the Flexible Growth Fund held shares of Bank of New York, one of its regular broker-dealers, valued at $38,005.

Commissions

For the fiscal years stated in the tables below, the Funds paid the following brokerage commissions:

Flexible Growth Fund

Fiscal Year	Brokerage Commissions	Portion Paid for Research Services
2007*	$3,809	$1,667
2006	$5,413	$1,259
2005	$3,354	$605

*	The decrease in brokerage commissions from October 31, 2006 to October 31, 2007 correlates with the decrease in Fund assets over the same period of time.

Small Cap Growth Fund

Fiscal Year	Brokerage Commissions	Portion Paid for Research Services
2007*	$188,538	$42,537
2006	$461,168	$78,746
2005	$698,010	$65,312

*	The decrease in brokerage commissions from October 31, 2006 to October 31, 2007 correlates with the decrease in Fund assets over the same period of time.

Directed Brokerage

The table below indicates the portion of the Funds’ aggregate brokerage for fiscal year 2007 that was directed to brokers who, in addition to providing trade execution, also supplied the Funds with research services.

	Fiscal year ended October 31, 2007
Fund	Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
Flexible Growth Fund	$850,394	$1,667
Small Cap Growth Fund	$17,404,027	$42,537

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Funds in the valuation of the Funds’ investments.  The research which the Advisor receives for the Funds’ brokerage commissions, whether or not useful to the Funds, may be useful to it in managing the accounts of its other advisory clients.  Similarly, the research received for the commissions of such accounts may be useful to the Funds.

Money market instruments usually trade on a “net” basis.  On occasion, certain money market instruments may be purchased by the Funds directly from an issuer in which case no commissions or discounts are paid.  In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

There are occasions on which the Advisor on behalf of the Funds may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Advisor.  Although some concurrent trading potentially could be either advantageous or disadvantageous to the Funds, they will be effected only when the Advisor believes that to do so is in the best interests of the Funds.  When such concurrent trading occurs, the Advisor will seek to average prices or otherwise allocate the executions in an equitable manner among the Funds and the other parties involved.

The Advisor’s Best Execution Policy provides compliance guidance for the Advisor when determining the reasonableness of commissions, whether its brokers are qualified, “step out” transactions, and the use soft dollars.  Step out transactions are where portions of a trade are directed by the Advisor to another broker.  Generally, the Advisor uses “step outs” to achieve better execution.  Or, if a client directs brokerage so that the transaction is not a part of the Advisor’s block trade, the Advisor may “step out” that client’s portion of the transaction from its regular broker to the directed broker to follow the client’s direction.  The Advisor periodically reviews the implementation and the effectiveness of this policy.

REVENUE SHARING ARRANGEMENT

The Advisor, out of its own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees and other fees paid by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus. As of December 31, 2007, the Advisor has revenue sharing arrangements with approximately six brokers and other financial intermediaries, of which some of the more significant include arrangements with Prudential/Wachovia, Charles Schwab and Hewitt Associates.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Funds and/or investors in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the Funds and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) a percentage of net assets; and/or (iii) as a fixed dollar-amount. As of the date of this Statement of Additional Information, the maximum amount of additional compensation that the Advisor is paying to any intermediary from its own assets was 0.40% of average daily net assets.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Funds’ portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  See “Portfolio Transactions and Brokerage.”  The Funds’ portfolio turnover rates for the past two fiscal years ended October 31, 2006 and 2007 were as follows:

Portfolio Turnover Rate

	2006	2007
Flexible Growth Fund	75.96%	90.55%
Small Cap Growth Fund	86.97%	93.78%

PORTFOLIO HOLDINGS INFORMATION

The Trust on behalf of the Funds has adopted portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds.  The Advisor has also adopted the Disclosure Policies with respect to disclosure of portfolio holdings of the Funds. Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies.  The Advisor and the Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies.  The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, Distributor, or any other affiliated person of the Funds.  After due consideration, the Adviser and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies.  The Board also authorized the Advisor or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Funds’ and their service providers by the Trust’s Chief Compliance Officer (“CCO”), (2) considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under 1940 Act), and (3) considering for approval any amendment to the Disclosure Policies.  The Board reserves the right to amend the Disclosure Policies at any time without prior notice in their sole discretion.

Disclosure of the Funds’ complete portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  In addition, the Funds disclose complete calendar quarter-end portfolio holdings on the Funds’ website at http://www.provnet.com/investing/mutual.asp with at least a 15 calendar day lag for the Flexible Growth Fund and at least a 30 calendar day lag for the Small Cap Growth Fund.  A Fund may experience up to a 45 calendar day lag in the disclosure of its complete calendar quarter-end portfolio holdings if it is determined that early disclosure could be harmful to the Fund.  The calendar quarter-end portfolio holdings for a Fund will remain posted on the website until updated with required regulatory filings with the SEC.  Portfolio holdings information posted on the Funds’ website may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Funds’ website.

The Advisor may not receive compensation in connection with the disclosure of information about client portfolio securities.  In the event of a conflict between the interests of the Funds and the interests of the Advisor or an affiliated person of the Advisor, the Advisor’s CCO shall make a determination in the best interests of the client, and shall report such determination to the Advisor’s Board of Directors and to the Trust’s Board at the end of the quarter in which such determination was made.  Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the Advisor’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed:  the Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, counsel to the Funds or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities.  Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, in accordance with the Disclosure Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement.

In no event shall the Advisor, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There can be no assurance that the Disclosure Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus.  Shares of the Funds are sold without a sales charge at the next price calculated after receipt of an order for purchase.  To purchase shares of the Funds, you must invest the initial minimum investment.  However, the Funds reserve the right to reduce or waive the minimums for certain retirement and other employee benefit plans; for the Advisor’s employees, clients and their affiliates; for investment advisors or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Funds.  You may redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.  A shareholder whose redemption order is received by the Funds’ Transfer Agent after the close of trading on the NYSE will redeem shares at the NAV as of the next trading day on the NYSE.  A broker may charge a transaction fee for the redemption.

The Funds reserve the right to refuse any purchase requests, particularly those that would not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations.  This includes those from any individual or group who, in the Funds’ view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Funds within a calendar year).  Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for up to seven days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets; or (iii) for such other periods as the SEC may permit for the protection of the Funds’ shareholders.

Redemption-in-Kind.  The Funds do not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem in-kind redemption requests of a certain amount.  Specifically, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Funds’ NAV, the Funds have the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Funds’ NAV in securities instead of cash.

In-Kind Purchases.  Payment for shares of the Funds may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Funds as described in the Prospectus.  For further information about this form of payment, contact the Transfer Agent.  In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Funds and that the Funds receive satisfactory assurances that they will have good and marketable title to the securities received by them; that the securities be in proper form for transfer to the Funds; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Small Accounts.  The Funds reserve the right to close an account, except retirement accounts, that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the NAV per share.  Shareholders are notified at least 30 days prior to any proposed redemption are invited to add to their account if they wish to continue as a shareholder of the Funds; however, the Funds do not presently contemplate making such redemptions and the Funds will not redeem any shares held in tax-sheltered retirement plans.

NET ASSET VALUE

The NAV of the Funds’ shares will fluctuate and is determined as of the close of trading on the Exchange (normally, 4 p.m. Eastern time) each business day.  The Funds’ NAV is calculated separately.

Securities primarily traded in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis.  Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the-counter.  Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities.  Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents.  The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.  Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board.

The NAV per share is computed by dividing the value of the securities held by the Funds plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Funds outstanding at such time, as shown below:

Net Assets	=	NAV per share
Shares Outstanding

An example of how the Funds calculated the NAV per share as of October 31, 2007 is as follows:

Flexible Growth Fund

$1,727,837	=	$28.46
60,717

Small Cap Growth Fund

$23,062,940	=	$22.87
1,008,301

TAXATION
Funds’ Tax Status

The Funds will be taxed under the Internal Revenue Code of 1986, as amended (the “Code”), and intend to elect to qualify for treatment as regulated investment companies (“RICs”) under Subchapter M of the Code.  In each taxable year that the Funds qualify, the Funds (but not their shareholders) will be relieved of federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as RICs, the Funds must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements.  Among these requirements are the following: (1) at least 90% of the Funds’ gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, other income derived with respect to their business of investing in securities or currencies, and net income from qualified publicly traded partnerships; (2) at the close of each quarter of the Funds’ taxable year, at least 50% of the value of their total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Funds and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Funds’ taxable year, not more than 25% of the value of their assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, two or more controlled issuers engaged in the same or similar trades or businesses, or the securities of one or more qualified publicly traded partnerships.

The Funds will be subject to a nondeductible 4% excise tax to the extent they fail to distribute by the end of any calendar year at least 98% of their ordinary income for that year and at least 98% of capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends from the Funds’ investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Funds’ earnings and profits.  Distributions of the Funds’ net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.  Dividends declared by the Funds in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Funds and received by the shareholders of record if the dividends are paid by the Funds during the following January.  Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Special Tax Considerations

Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Fund shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code.  For example, certain retirement accounts cannot claim foreign tax credits on investments held by the Funds.  If more than 50% in value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporation, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits against their U.S. income taxes.  However, as the Fund intends that no more than 20% of its total assets will be invested in foreign securities, the Fund will not likely be able to make such an election.  No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions.  A shareholder that is a non-resident alien individual or foreign corporation, may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.  The Funds will report annually to their shareholders the amount per share of such withholding taxes.

Many of the options, futures and forward contracts used by the Funds are “section 1256 contracts.”  Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses (“60/40”) although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character.  Section 1256 contracts held by the Funds at the end of their fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Generally, the transactions in options, futures and forward contracts undertaken by the Funds may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains or losses realized by the Funds.  In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear.  These transactions may increase the amount of short-term capital gain realized by the Funds and taxed as ordinary income when distributed to shareholders of the Funds.  The Funds may make certain elections available under the Code which are applicable to straddles.  If the Funds make such elections, recognition of gains or losses from certain straddle positions may be accelerated.

The tests which the Funds must meet to qualify as RICs, described above, may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or forward contracts.

Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as “section 988” gains or losses.  Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

Capital Loss Carry-forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried.  If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders.  Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2007, the Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

	2008	2009	2010	2011	Total
Flexible Growth Fund	$ —	$(1,505,949)	$(381,989)	$(203,800)	$(2,091,738)
Small Cap Growth Fund	$(1,453,905)	$(2,591,031)	$ —	$ —	$(4,044,936)

For the year ended October 31, 2007, the Flexible Growth Fund and the Small Cap Growth Fund utilized capital loss carry-forwards of $215,025 and $2,022,468, respectively.  The carry-forward loss for the Small Cap Growth Fund was generated in connection with the reorganization of the Fund from a master-feeder structure on December 19, 2003, and is limited to $2,022,468 each year through 2009.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Funds’ investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income or qualified dividend income to the extent of the Funds’ earnings and profits. Distributions of the Funds’ net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Funds in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Funds and received by the shareholders on the record date if the dividends are paid by the Funds during the following January.  Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Upon disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed by “wash sale” rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

The Funds are required to withhold a certain percentage of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Funds with a correct taxpayer identification number.  The Funds also are required to withhold a certain percentage of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. Paul Hastings has expressed no opinion in respect thereof.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight.  The Proxy Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds and their shareholders.  The Proxy Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. The Proxy Policies require proxies identified as raising a material conflict of interest to be voted in accordance with the Advisor’s pre-determined policy or with notification to and consent by the Board.

The Advisor has adopted Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) that are reasonably designed to ensure that proxies are voted in the best interests of the Funds’ shareholders.   The Advisor has adopted and implemented policies and procedures that are designed to ensure that proxies are voted in the best interest of clients in accordance with its fiduciary duties and applicable law.  The Advisor will carefully consider all proxy proposals.  The analyst of the security on the proxy being voted will conduct the actual voting of proxy statements.  In exercising judgment with respect to voting stock held in a fiduciary capacity, the Advisor’s decisions are governed by its primary duty to safeguard and promote the interest of the accounts and their beneficiaries.  In keeping with this duty, it is the Advisor’s policy to vote in favor of those proposals that advance the sustainable economic value of the companies, and thus the shareholders whose securities are held.  If, after careful consideration, the Advisor believes that corporate management’s position on financial, corporate governance, social or environmental questions could adversely affect the long-term best economic interest of a company and/or its shareholders, the stock will be voted against management.  Except in rare instances, abstention is not an acceptable position, and controversial issues will be voted either “for” or “against.”  The Advisor has contracted with Risk Metrics Group to oversee its proxy voting process.  Risk Metrics Group will determine what proxy votes are outstanding and what issues are to be voted on.

Votes on mergers and acquisitions will be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to the prospects of the combined company, offering price, fairness opinion, how the deal was negotiated, changes in corporate governance, changes in capital structure and conflicts of interest.  Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by Risk Metrics Group.  The Advisor will generally vote for management proposals to reduce the par value of common stock, and vote on a case-by-case basis on proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights.

Generally, the Advisor will for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company; vote for proposals to implement an employee stock ownership plan and proposals to implement a 401(k) savings plan for employees.  With respect to social and corporate responsibility issues, most issues are voted on a case-by-case basis.

The Advisor will be deemed to have a conflict of interest in voting a proxy if (a) the company whose proxy is being voted, or any affiliate of that company, is a client of the Advisor, or (b) the Advisor has a material business relationship with the company whose proxy is to be voted, or any affiliate of that company.  In the event of such a conflict of interest, the proxy will be voted as indicated in the voting guidelines so long as the application of the guidelines to the matter involves little or no discretion by the Advisor.  If the guidelines do not cover the matter to be voted on, or cover the matter, but involve more than a little discretion by the Advisor, then the proxy will be voted as recommended by Risk Metrics Group.

The Trust is required to annually file Form N-PX, which lists the Funds’ complete proxy voting record for the 12-month period ending June 30th.  The Funds’ proxy voting record is available without charge, upon request, by calling toll-free 1-800-618-7643 and on the SEC’s website at www.sec.gov.

GENERAL INFORMATION

The Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) permits the Board to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds. Each share represents an interest in the Funds proportionately equal to the interest of each other share. Upon the Funds’ liquidation, all shareholders would share pro rata in the net assets of the Funds available for distribution to shareholders.

With respect to the Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares have no pre-emptive or conversion rights.  Shares when issued are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.  Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.  If not required by applicable law, amendments may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.  The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.  Shares have no preemptive or conversion rights.  Shares, when issued, are fully paid and non-assessable, except as set forth below.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The boards of the Trust, Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes of Ethics permit, subject to certain conditions, access persons of the Advisor to invest in securities that may be purchased or held by the Funds.

FINANCIAL STATEMENTS

The annual report to shareholders for the Funds for the fiscal year ended October 31, 2007 is a separate document supplied with this SAI, and the financial statements, accompanying notes and reports of Independent Registered Public Accounting Firm appearing therein are incorporated by reference into this SAI.

APPENDIX
Description of Ratings

SHORT-TERM RATINGS

Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings
Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Local Currency and Foreign Currency Risks
Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Short-Term Debt Ratings

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Prime-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Prime-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Prime-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies numerical modifiers “1,” “2” and “3” to both the Aaa and Aa rating classifications.  The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard& Poor’s Ratings Group: Corporate Bond Ratings

AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety.  The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics.  Capacity for timely payment on issues with the designation “A-2” is strong.  However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment.  They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.